UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020

CAMBIUM NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38952	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Cambium Networks, Inc.

3800 Golf Road, Suite 360

Rolling Meadows, Illinois 60008

(Address of principal executive offices)

+1 (345) 943-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒	Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On December 3, 2020, in connection with the previously-announced underwritten public offering, Cambium Networks Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, the several underwriters listed in Schedule 1 thereto (the “Underwriters”), and Vector Cambium Holdings (Cayman), L.P. (“VCH, L.P.”), which is owned by Vector Capital and certain of its affiliates (together, with VCH, L.P., “Vector Capital”), pursuant to which Vector Capital agreed to sell 2,500,000 shares of the Company’s ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), to the Underwriters at a price to the public of $28.00 per share (the “Offering”).  Pursuant to the Underwriting Agreement, Vector Capital also granted the Underwriters a 30-day option to purchase up to an additional 375,000 Ordinary Shares. The Company did not sell any shares in the Offering and did not receive any proceeds from the Offering.

The Offering was made pursuant to a Registration Statement (No. 333-250005) on Form S-3, which was filed by the Company with the Securities and Exchange Commission on November 10, 2020, and declared effective on November 24, 2020, as supplemented by a preliminary prospectus supplement dated December 1, 2020.

The Underwriting Agreement contains the terms and conditions for the sale by Vector Capital of such Ordinary Shares to the Underwriters, customary representations, warranties and covenants by the Company and Vector Capital, indemnification and contribution obligations by each of the parties to the Underwriting Agreement, and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated December 3, 2020 by and among Cambium Networks Corporation, the Underwriters and the Selling Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Dated: December 4, 2020	By:	/s/ STEPHEN CUMMING
	Name:	Stephen Cumming
	Title:	Chief Financial Officer